UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2010

MDI, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9463	75-2626358

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

835 Proton Rd. San Antonio, Texas 78258	78258
(Address of principal executive offices)	(Zip Code)

Copies to:

Rob Schorr
MDI, Inc.
12500 Network Blvd.
Suite 306
San Antonio, Texas 78249

Registrant’s telephone number, including area code:  (210) 679-3550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statement or a Related Audit Report or Completed Interim Review.

As previously announced and as described in Form 8-K of MDI, Inc. (the “Company”) dated March 22, 2010, on February 11, 2010 the Company retained the services of Padgett Stratemann & Co. LLP, Certified Public Accountants & Business Advisors (“Padgett Stratemann”), to provide to the Company services including (i) responding to the Securities and Exchange Commission (“SEC”) dealing with accounting  issues; (ii) assisting the Company management and its auditors in setting up an accounting system that can subsequently be used by Company employees; (iii) other tasks as may be agreed upon; and (iv) work with the Company’s auditors.

On March 26, 2010, the Company concluded that it may be necessary  to restate the Company's previously issued financial statements as of and for the three months ended September 30, 2009 (“Third Quarter”) as included in the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the "Commission") on November 16, 2009 (the "Third Quarter 10-Q"), as follows:

•	The shares of preferred stock included in diluted earnings per share should not have been included as they were determined to be anti-dilutive.

•
The Company was in error in assigning a fair value of $150,000 to a related party receivable from Ridgemont Investment Group LLC (included in the “Financial Assets” balance in Footnote 3 of the Third Quarter 10-Q). This amount had previously been disclosed in note 4 of the Company’s June 30, 2009 Form 10-Q as a related party receivable that was fully reserved as of December 31, 2008.

•	The Company had not included a related party footnote disclosure.

•	The Company’s presentation of discontinued operations were not in accordance with disclosure requirements under generally accepted accounting principles.

Additionally, the Company is currently addressing certain comments of the SEC that could further impact the Third Quarter 10-Q.

The Company additionally has not completed its engagement of Weaver and Tidwell, L.L.P., as the Company's independent registered accounting firm. Accordingly, the discussion of the Company's revised financial results contained in this Current Report on Form 8-K has been prepared by management and represents management's preliminary assessment of the revised results, and none of the Company's board, any committee of the board or management has discussed the matters disclosed in this filing with independent auditors for the Company.

Due to the pending restatement of the Third Quarter Form 10-Q, the Company believes that the Third Quarter 10-Q should no longer be relied upon.

Further, as previously disclosed on Form NT 10-K filed by the Company on April 2, 2010, the Company was not able to file the Form 10-K for the year ended December 31, 2009 within the prescribed due date of March 31, 2010, and will be unable to file the Form 10-K or on or before the fifteenth calendar day following such filing date as prescribed in Rule 12b-25.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MDI, Inc.

By: /s/ Rob Schorr
Rob Schorr
Attorney-in-fact

Date: April 6, 2010